Consent of Chief Financial Officer

     I hereby consent to the use of my name for the position of Chief Financial Officer in the Registration Statement on Form S-1 (File No. 333-33449) and related Prospectus of Tekgraf, Inc.

Date: October 14, 1997

                                       /s/ Peter C. Armstrong
                                       ----------------------------
                                           Peter C. Armstrong